CUSIP NO. 62856E104             Schedule 13G                       Page 21 of 26


                                                                       EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 17, 2004

                                    PERSEUS-SOROS BIOPHARMACEUTICAL FUND, L.P.


                                    By: Perseus-Soros Partners, LLC
                                        General Partner


                                    By: SFM Participation, L.P.
                                        Managing Member


                                    By: SFM AH LLC
                                        General Partner


                                    By: Soros Fund Management LLC
                                        Managing Member


                                    By: /s/  Jodye M. Anzalotta
                                        ----------------------------------------
                                        Name:   Jodye M. Anzalotta
                                        Title:  Assistant General Counsel

CUSIP NO. 62856E104             Schedule 13G                       Page 22 of 26


                                    PERSEUS-SOROS PARTNERS, LLC


                                    By: SFM Participation, L.P.
                                        Managing Member


                                    By: SFM AH LLC
                                        General Partner


                                    By: Soros Fund Management LLC
                                        Managing Member


                                    By: /s/  Jodye M. Anzalotta
                                        ----------------------------------------
                                        Name:   Jodye M. Anzalotta
                                        Title:  Assistant General Counsel



                                    PERSEUS BIOTECH FUND PARTNERS, LLC


                                    By: Perseuspur EC, L.L.C.
                                        Managing Member


                                    By: Perseuspur, LLC
                                        Member


                                    By: /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:   Rodd Macklin
                                        Title:  Secretary and Treasurer



                                    SFM PARTICIPATION, L.P.


                                    By: SFM AH LLC
                                        General Partner


                                    By: Soros Fund Management LLC
                                        Managing Member


                                    By: /s/  Jodye M. Anzalotta
                                        ----------------------------------------
                                        Name:   Jodye M. Anzalotta
                                        Title:  Assistant General Counsel

CUSIP NO. 62856E104             Schedule 13G                       Page 23 of 26


                                    SFM AH LLC


                                    By: Soros Fund Management LLC
                                        Managing Member


                                    By: /s/  Jodye M. Anzalotta
                                        ----------------------------------------
                                        Name:   Jodye M. Anzalotta
                                        Title:  Assistant General Counsel



                                    PERSEUS EC, L.L.C.


                                    By: Perseuspur, LLC
                                        Member


                                   By:  /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:   Rodd Macklin
                                        Title:  Secretary and Treasurer



                                    PERSEUSPUR, LLC


                                   By:  /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:   Rodd Macklin
                                        Title:  Secretary and Treasurer



                                    MR. FRANK H. PEARL


                                    By: /s/ Rodd Macklin
                                        ---------------------------------------
                                        Name:   Rodd Macklin
                                        Title:  Attorney-in-Fact (1)



                                    MR. GEORGE SOROS


                                    By: /s/  Jodye M. Anzalotta
                                        ---------------------------------------
                                        Name:   Jodye M. Anzalotta
                                        Title:  Attorney-in-Fact (2)

CUSIP NO. 62856E104             Schedule 13G                       Page 24 of 26


                                    SOROS FUND MANAGEMENT LLC


                                    By: /s/  Jodye M. Anzalotta
                                        ----------------------------------------
                                        Name:   Jodye M. Anzalotta
                                        Title:  Assistant General Counsel



(1) A Power of Attorney, dated April 9, 2003, appointing Rodd Macklin to act on behalf of Frank Pearl has been filed with the Securities and Exchange Commission

(2) A Power of Attorney, dated October 30, 2002, appointing each of Armando T. Belly, Jodye Anzalotta, John F. Brown, Maryann Canfield, Richard D. Holahan, Jr. and Robert Soros to act on behalf of George Soros has been filed with the Securities and Exchange Commission.